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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 31, 2003



                           CHAMPION ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)



            Michigan                       1-9751               38-2743168
 -------------------------------  ------------------------  --------------------
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


                         2701 Cambridge Court, Suite 300
                          Auburn Hills, Michigan 48326
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (248) 340-9090


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.       Other Events.

         On July 31, 2003, Champion Enterprises, Inc. issued a press release announcing that it has discontinued operations at HomePride Finance Corp., its manufactured housing loan origination business. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits.

     (c) Exhibits.

              Exhibit
              Number
              ------

              99.1    Press Release dated July 31, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CHAMPION ENTERPRISES, INC.

                                              /s/ RICHARD HEVELHORST
                                             -------- ----------------------
                                              Richard Hevelhorst
                                              Vice President and Controller



Date:    July 31, 2003


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                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

      99.1                 Press Release dated July 31, 2003